EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to

18 U.S.C. Section 1350,

As Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Brent M. Cook, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to annual report on Form 10-KSB of Raser Technologies, Inc. for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Raser Technologies, Inc.

Date: March 28, 2005	/S/ BRENT M. COOK
Brent M. Cook Chief Executive Officer (Principal Executive Officer)